INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP NO. 61945M 101

NUMBER

SHARES

Mosaic ImmunoEngineering Inc.

THIS CERTIFIES THAT

SPECIMEN

IS THE RECORD HOLDER OF

FULLY PAID AND NON ASSESSABLE SHARES OF COMMON STOCK PAR VALUE $0.00001 EACH OF

MOSAIC IMMUNOENGINEERING INC., transferable on the books of the corporation by the holder hereof, in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by an authorized representative of the Transfer Agent.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized Officers, certified with the seal of the Corporation.

Dated:

STEVEN KING - PRESIDENT, CEO

PAUL LYTLE - EVP, CHIEF FINANCIAL OFFICER

MOSAIC IMMUNOENGINEERING INC.
CORPORATE
Seal
DELAWARE

Countersigned & Registered

By ____________

Authorized Signature - Direct Transfer
Morrisville, NC • (919) 481-4000

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to applicable laws or regulations.

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN— as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — Custodian
(Cust) (Minor)
under Uniform Gifts to Minors
Acr................................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

____

____

____ Shares

of the capital stock represented by the written certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:______________________________

____

Signature

____

Signature (If more than one owner)

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

AFFIX MEDALLION SIGNATURE GUARANTEE

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